                                                                    EXHIBIT 99.2

                         TRUMP ATLANTIC CITY ASSOCIATES
                     TRUMP ATLANTIC CITY FUNDING III, INC.

                                 EXCHANGE OFFER
                               TO HOLDERS OF ITS
           11 1/4% FIRST MORTGAGE NOTES (TAC III) DUE 2006, SERIES A

                         NOTICE OF GUARANTEED DELIVERY

    As set forth in the Prospectus dated       , 1998 (the "Prospectus") of
Trump Atlantic City Associates ("Trump AC"), Trump Atlantic City Funding III, Inc. ("Funding III" and, together with Trump AC, the "Issuers") and all of the subsidiaries of the Issuers under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuers to exchange up to $25,000,000 in principal amount of its 11 1/4% First Mortgage Notes (TAC III) due 2006, Series A issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), for $25,000,000 in principal amount of its 11 1/4% First Mortgage Notes (TAC III) due 2006, Series B (the "Exchange Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuers if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

    TO: U.S. BANK NATIONAL ASSOCIATION (the "Exchange Agent")

                                 BY FACSIMILE:
                                 (612) 244-1537
                           Attention: Bernice Chapman

                             CONFIRM BY TELEPHONE:
                                 (612) 244-1572

                        BY REGISTERED OR CERTIFIED MAIL:
                         U.S. Bank National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                                Bernice Chapman

                           BY HAND/OVERNIGHT COURIER:

                         U.S. Bank National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                                Bernice Chapman

                                       OR

                              First Trust New York
                                100 Wall Street
                            Bond Window, 20th Floor
                            New York, New York 10005

                DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                   SIGN HERE

Principal Amount of Original Notes    Signature(s)
  Tendered

Certificate Nos.                      Please Print the Following
  (if available)                      Information

                                      Name(s)

                                      Address

Total Principal Amount                Area Code and Tel. No(s).
  Represented by Original Notes
  Certificate(s)

Account Number

Dated:            , 1998

                                   GUARANTEE

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                        Name of Firm

                                        Authorized Signature

                                        Number and Street or P.O. Box

                                   City                          State       Zip
                                        Code

                                        Area Code and Tel. No.

Dated: ____________, 1998

                                       3